SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 26, 2001




                            RUSSELL-STANLEY HOLDINGS, INC.
                  (Exact name of Registrant as specified in charter)


                           Commission File number: 333-76057


             Delaware                                   22-3525626
   (State or other jurisdiction of
    incorporation or organization)       (IRS Employer Identification Number)



         685 Route 202/206
       Bridgewater, New Jersey                            08807
(Address of principal executive offices)               (Zip Code)


                                 (908) 203-9500
             (Registrant's telephone number, including area code)

Item 5.  Other Events

The Registrant announced by press release that it has retained The Blackstone Group to assist the company in exploring strategic alternatives for the Registrant and its subsidiaries including, but not limited to, a rationalization of its capital structure. A copy of the Registrant's press release dated January 26, 2001 is attached as an exhibit to this Report.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     (99) Press release dated January 26, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RUSSELL-STANLEY HOLDINGS, INC.


                                         BY:  /s/ Ronald M. Litchkowski
                                              -------------------------
                                              RONALD M. LITCHKOWSKI
                                              Chief Financial Officer


Dated: January 29, 2001







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